UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 8, 2022
Date of Report (Date of earliest event reported)

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15943	06-1397316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 Ballardvale Street
Wilmington, Massachusetts 01887
(Address of Principal Executive Offices) (Zip Code)

781-222-6000
(Registrant’s Telephone Number, including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CRL	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

The following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Charles River Laboratories International, Inc. ("Charles River", the "Company", or the “Registrant”) will be presenting at the William Blair 42nd Annual Growth Stock Conference in Chicago, Illinois, on Thursday, June 9th, at 10:40 a.m. CT (11:40 a.m. ET). Management of the Registrant intends to present an overview of the Registrant’s strategic focus, business developments and recent trends. Included in this overview will be statements addressing the Company’s updated perspective on its 2022 guidance and financial outlook. In particular, in advance of the conference presentation, the Company will be posting a slide presentation on the Investor Relations section of its website at http://ir.criver.com, which will include the following statements as to the Company’s updated preliminary assessment of its 2022 second quarter and full year guidance and financial outlook in the areas of reported revenue growth, organic revenue growth, and non-GAAP earnings per share:

Updated 2Q 2022 Outlook

	Current	Prior
Reported revenue growth YOY	High-single-digit growth vs. 2Q21	Low-double-digit growth vs. 2Q21
Organic revenue growth YOY	Low-double-digit growth vs. 2Q21	Low-double-digit growth vs. 2Q21
Non-GAAP EPS growth YOY	Low- to mid-single-digit growth vs. 2Q21	Mid- to high-single-digit growth vs. 2Q21

➢ Reducing 2Q 2022 reported revenue growth and non-GAAP EPS outlook, primarily due to:
▪ Unfavorable movements in foreign exchange (FX) impact
▪ Manufacturing revenue growth rate expected to be below 1Q22 level, principally driven by CDMO business
➢ Continue to expect DSA and RMS organic growth rates to accelerate from 1Q22 level
▪ DSA business trends remain in line with our growth expectations for the year
➢ Expect FY 2022 organic revenue growth and non-GAAP EPS will remain within the guidance ranges provided in May

The slide presentation (including the statements above) includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the slide presentation are “forward-looking,” rather than historic. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “may,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements also include statements regarding the projected future financial performance of Charles River and our specific businesses; client demand, particularly the future demand for drug discovery and development products and services, including our expectations for future revenue trends, revenue growth rates, and earnings; market and industry conditions, including the outsourcing of services and spending trends by our clients; and Charles River’s future performance as delineated in our forward-looking guidance, and particularly our expectations with respect to revenue and the impact of foreign exchange that form the basis for our quarterly and annual guidance. Forward-looking statements are based on the Company’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to: the COVID-19 pandemic, its duration, its impact on our business, results of operations, financial condition, liquidity, business practices, operations, suppliers, third party service providers, clients, employees, industry, ability to meet future performance obligations, ability to efficiently implement advisable safety precautions, and internal controls over financial reporting; the COVID-19 pandemic’s impact on client demand, the global economy and financial markets; the ability to successfully integrate businesses we acquire (including Explora BioLabs); the timing and magnitude of our share repurchases; negative trends in research and development spending, negative trends in the level of outsourced services, or other cost reduction actions by our clients; the ability to convert backlog to revenue; special interest groups; contaminations; industry trends; new displacement technologies; USDA and FDA regulations; changes in law; continued availability of products and supplies; loss of key personnel; interest rate and foreign currency exchange rate fluctuations; changes in tax regulation and laws; changes in generally accepted accounting principles; disruptions in the global economy caused by the ongoing conflict between the Russian federation and Ukraine; and any changes in business, political, or economic conditions due to the threat of future terrorist activity in the U.S. and other parts of the world, and related U.S. military action overseas. Furthermore, these and other risks relating to the Company are set forth in the documents filed by Charles River with the Securities and Exchange Commission. With the exception of the specific statements from the slide presentation set forth above, the slide presentation is not incorporated herein by reference. The Company does not undertake, and assumes no obligation and expressly disclaims any duty, to update or revise its forward-looking statements or any of the information contained in this Current Report on Form 8-K, including related to future events or circumstances except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

Date:	June 8, 2022	By:	/s/ Matthew Daniel
Name: Matthew Daniel
Title: Corporate Senior Vice President, General Counsel & Corporate Secretary

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